UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD  20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C.  20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1.  Reports to Shareholders

MEEHAN FOCUS FUND

ANNUAL REPORT

October 31, 2015

This report is for the information of the shareholders of Meehan Focus Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.  Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Integrity Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	1 North Main Street
Bethesda, MD 20814	Minot, ND 58703
(866) 884-5968	(800) 933-8413

December 28, 2015
Dear Fellow Shareholders*:
The total return for the Meehan Focus Fund (the Fund) for its fiscal year ended October 31, 2015 was -0.43%.  The Fund’s net asset value (NAV) at October 31, 2015 was $21.07 per share (net of a $0.27 per share capital gain and income distribution).  Over the past fiscal year the Fund’s return trailed the Standard and Poor’s 500 Total Return Index** (S&P 500) and the NASDAQ Composite Index** (NASDAQ).  However, the Fund has outperformed both the S&P 500 and the NASDAQ since its inception in December of 1999.  The Fund’s results for its 2015 fiscal year, for five years, ten years, and since inception are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2014 - October 31, 2015	Annualized Return Five Years November 1, 2010 - October 31, 2015	Annualized Return Ten Years November 1, 2005 - October 31, 2015	Annualized Return From Inception December 10, 1999 - October 31, 2015
Meehan Focus Fund	(0.43)%	10.85%	6.54%	5.36%
S&P 500 Total Return Index **	5.20%	14.32%	7.84%	4.45%
NASDAQ**	9.13%	15.04%	9.07%	2.17%

Past performance does not guarantee future results.  Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance information, please call (866) 884-5968.
The Meehan Focus Fund's total annual operating expenses are 1.02%.***
______________________
* The views expressed herein are not meant as investment advice.  Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future.  Please consider the investment objectives, risks, charges, and expenses of the Fund before investing.  Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund.  Read the prospectus carefully before investing.
** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  Index performance does not include transaction costs or other fees, which will affect actual performance.
*** Includes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund invests.  The operating expenses disclosed above are current as of the Fund’s most recent prospectus.  More recent operating expense information can be found in the Financial Highlights section of this report.

Stocks have been on a bumpy ride over the past several months.  In August the market experienced its first correction, or decline of 10% or more from a recent high, since 2011.  The decline was led by the struggling energy sector where third quarter earnings dropped by nearly 60% and the energy sector has continued to keep the market in check through the fall.

As widely expected, the Federal Reserve (Fed) raised the federal funds rate by 0.25% at its mid-December meeting, the first time it has raised rates in nearly ten years.  Investors greeted the Fed’s decision with equanimity, unlike their reaction to the Fed’s decision not to raise interest rates in September, which rattled investors who saw the lack of a Fed move as a sign of concern about the prospects for U.S. economic growth.  While job growth has been solid, inflation remains tame, and we expect the Fed to exercise caution as it considers future rate hikes.

The coordinated terror attacks in Paris on November 13th and the mass shooting in San Bernardino, California on December 2nd have also dominated the news in recent weeks as the world seeks answers to how and why these attacks occurred and ponders how they might be prevented in the future.  Terror attacks such as these are undeniably tragic and deeply disturbing, but we believe the world economy possesses the resilience to continue moving forward despite the threat of future terror attacks.

Looking to 2016, we are cautiously optimistic.  We expect more volatility as the markets adjust to higher interest rates and the energy sector deals with growing supplies of oil and gas but modest demand growth.  The U.S. economy continues to chug along; we expect solid job growth that should support further growth in consumer spending, a critical component for economic growth and corporate profits.  Global economic growth remains sluggish but positive, and we believe that Europe and Japan will both continue to make progress in their efforts to boost their economies.

In recent years growth stocks have outperformed value stocks, and our value-oriented approach to stock selection has contributed to the Fund’s underperformance.  However, over the long term, value stocks have performed better than growth stocks, and we believe the value orientation of the Fund’s portfolio will produce strong returns going forward.

Since our last report we made several changes to the Fund’s portfolio.  We sold insurers Aflac, Inc. and Principal Financial Group, which generated solid gains for the Fund.  Qualcomm Inc. (Qualcomm) was sold at a loss after news that South Korea was considering changes in the way royalty payments are calculated.  If implemented, these changes would significantly impact Qualcomm’s future earnings and open the door to similar actions in other major markets, and we decided that Qualcomm’s risks outweighed its potential reward.  We also sold Tupperware Brands Corp. and Schlumberger Ltd. at a modest loss.  Through careful management of the Fund’s portfolio for tax efficiency and harvesting of certain losses, the Fund had no realized capital gains in its 2015 fiscal year.

Proceeds from these sales were used to add six new stocks to the Fund’s portfolio: media company Time Warner Inc., chemical maker Eastman Chemical Company, asset manager BlackRock Inc., diversified industrial manufacturer Emerson Electric Co., construction equipment renter United Rentals Inc., and the WisdomTree Europe Hedged Equity exchange traded fund.

Portfolio Review

The attached Schedule of Investments identifies the Fund’s investments and their market value as of October 31, 2015.  The Fund held 33 stocks, and 89% of the Fund’s assets were invested in 25 companies.  The top 10 holdings, which represented 47.4% of the Fund’s portfolio on October 31, 2015 were as follows:

	Company	% of Fund
1.	Lowe’s Companies Inc.	6.6
2.	Microsoft Corp.	5.1
3.	Berkshire Hathaway Inc. – Class B	5.0
4.	Alphabet Inc. (Class A and C)	4.6
5.	Apple Inc.	4.6
6.	Express Scripts Holding Co.	4.6
7.	General Electric Co.	4.4
8.	Johnson Controls, Inc.	4.3
9.	Capital One Financial	4.2
10.	Gilead Sciences Inc.	4.0
		47.4

As of October 31, 2015, all of the Fund’s top 10 holdings showed gains since the Fund purchased them.  The Fund’s largest gains, in dollar terms, were in Lowe’s Companies Inc. (Lowe’s), Berkshire Hathaway Inc., and Microsoft Corp (Microsoft).

Alphabet Inc. (formerly known as Google), Lowe’s, American International Group, and Microsoft were the Fund’s best performing holdings, in dollar terms, over the past six months.  Their positive returns, however, were offset by weak performances from several Fund holdings, in particular Horsehead Holding Corp. (Horsehead), Kohl’s Corp. (Kohl’s), and Methanex Corp. (Methanex).

Horsehead’s share price was adversely affected by the combination of a sharp decline in the price of zinc, the commodity it produces, and production issues at its new manufacturing facility in North Carolina.  Its most recent quarterly results reflected these struggles but also showed that production at its new plant was increasing.  While Horsehead does not control the price of zinc, we believe that once its North Carolina plant is running at full capacity, Horsehead’s position as the low cost producer will enable it to return to profitability, and its share price will recover.

After being one of the Fund’s best performing stocks through April, department store operator Kohl’s fell sharply over the past six months.  Weaker than expected consumer spending and a difficult competitive environment led to disappointing second quarter sales and earnings.  Third quarter earnings showed improvement, and we believe the Greatness Agenda, a three-year strategic plan to boost sales and margins through a host of initiatives including new products and a new loyalty program, will help Kohl’s drive its earnings and share price higher in 2016.

Shares of Methanex, a producer and supplier of methanol to the chemical and energy industries worldwide, have been hurt this year by slowing growth in China, the world’s biggest market for methanol, and sustained low energy prices.  Despite these headwinds, methanol has a wide range of uses that should keep demand strong over the long term. As Methanex works to increase production and reliability at its plants, we believe long-term shareholders will be rewarded.

Brief Discussion of Three of the Fund’s Holdings*

	Average Cost Per Share	October 31, 2015 Market Price per Share	Percent Increase (Decrease) **
Lowe’s Companies	$20.09	$73.83	267.5%
American International Group, Inc.	$40.79	$63.06	54.6%
United Rentals, Inc.	$80.72	$74.86	(7.3%)

*Please note that not all securities held by the Fund have posted gains comparable to those discussed.
**Returns shown are cumulative since the date of purchase, not annualized, and do not include the impact of dividends paid, if any.

 Lowe's Companies Inc. (LOW)

Price (10/31/2015)	$ 73.83	Forward P/E	18.4
Market Cap ($B)	$ 67.1	Price/Book	8.2
Dividend Yield	1.5%	Price/Sales	1.2
Return on Equity	31.3%

Lowe's is the second largest home improvement retailer in the world, with annual sales of $56 billion generated by 1,840 stores located throughout the United States, Canada, and Mexico.  Lowe’s size and scale afford it numerous competitive advantages, including enormous purchasing power; operational efficiencies resulting from a consolidated IT platform used by all vendors, distributors, and stores; and a commitment to service, product innovation, and cost control.  All of these elements have helped the company generate consistent positive economic returns and are the source of its wide economic moat or durable competitive advantage.

The Lowe’s brand has largely been built on the company’s customer service, which is considered topnotch in the home improvement business.  The knowledge base of its employees, along with a focus on reallocating workers to service roles rather than just stocking hours, has led to a loyal customer base.  In addition, a recent initiative to provide a solution-based business – meaning taking projects from beginning to end – has built enormous goodwill among both retail consumers and professional contractors.

In our opinion, the outlook for Lowe’s is positive.  Long-term growth should be driven by expansion in underpenetrated domestic markets (primarily cities), continued international expansion, and broader penetration among professional contractors.  In addition, an improved housing market, lower oil prices, and rising household formation should lead to further increases in home improvement spending.

We consider Lowe’s financial position to be strong.  Third quarter 2015 sales climbed 5.1%, and operating earnings were 36% higher than last year.  Both the average ticket size and the average number of store transactions were up over 2%, and the company’s return on invested capital, a measure of profitability for every dollar invested in the business, grew to an impressive 15.8%.  Lowe’s management is shareholder friendly, growing dividends consistently, repurchasing $3.7 billion of stock in 2014, and planning another $4.1 billion in buybacks through 2016.

 American International Group, Inc. (AIG)

Price (10/31/2015)	$ 63.06	Forward P/E	12.0
Market Cap ($B)	$ 77.2	Price/Book	0.8
Dividend Yield	1.8%	Price/Sales	1.4
Return on Equity	4.5%

American International Group (AIG) is one of the largest insurance and financial services firms in the world.  Since suffering massive losses during the financial crisis of 2007-2009, it has shed large portions of its business assets and repaid the $182 billion of bailout aid it received from the United States Treasury.

With its original restructuring program now largely complete, the company is now organized into just two main business lines, Commercial Insurance and Consumer Insurance.  These core businesses, while still facing challenges, have areas of inherent strength.  AIG is among the largest commercial property and casualty insurers, giving it the ability to leverage its proprietary database to better price and underwrite risk.  In addition, AIG has truly global reach, allowing it to participate in virtually every major insurance line, across every distribution channel, and in numerous geographies.

CEO Peter Hancock took over the business in late 2014 and has renewed the company’s focus on profitability, cost control, and underwriting discipline.  Management has also invested heavily in technology to improve operating efficiencies and profitability in areas like claims processing.
We believe this commitment to shareholder returns, instead of growth, positions the company well for the long term.

AIG’s financial position has improved considerably since the financial crisis, with total long-term debt now just $18.8 billion, compared to total equity of $100 billion.  Management has also continued to buy back shares, with $3.7 billion repurchased in the third quarter of 2015 alone.  Despite outpacing the S&P 500 by returning 16% over the last year versus 1% for the index, AIG shares remain attractively valued at 80% of book value and 12.1 times next year’s earnings.

United Rentals, Inc. (URI)

Price (10/31/2015)	$ 74.86	Forward P/E	8.3
Market Cap ($B)	$ 7.0	Price/Book	4.6
Dividend Yield	--	Price/Sales	1.2
Return on Equity	36.9%

United Rentals (URI) is the largest equipment rental company in the world, operating 900 locations throughout the United States and Canada.  Its fleet of over 430,000 rental units serves the construction, corporate, municipal, and industrial markets.  Its #1 share of the U.S. market only stands at 12%, leaving ample room for growth and consolidation of this fragmented industry.

Given the still fragile recovery of the U.S. economy, many companies are opting to rent equipment rather than buy it.  The advantages of renting include a lower capital outlay, lower ongoing maintenance costs, and access to newer technologies.  URI has benefited from these trends with revenues rising solidly over the last several years.  In addition, the company’s focus on larger customers, who tend to rent for longer periods and make more timely payments, has led to better overall profitability and utilization of URI’s fleet, with earnings expected to grow 15% for 2015 and 13% in 2016.  The company has also streamlined its cost structure over the past several years, which bodes well for its continued earnings power, even in a slow growth economy.

One headwind for URI has been its exposure to energy markets, which represents approximately 11% of total revenues.  However, this weakness is offset by longer-term growth expected in nonresidential and industrial construction, which represents 50% of total revenues and should benefit as the economy accelerates into a cyclical earnings upcycle.

Selling at an attractive multiple of 8.3x forward earnings, we consider URI shares a compelling value.

Sources for charts and text:  Morningstar, Value Line, Standard and Poor’s, Argus, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates.

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success.  You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services.  Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

/s/ Thomas P. Meehan
Thomas P. Meehan

/s/ Paul P. Meehan
Paul P. Meehan

/s/ R. Jordan Smyth, Jr.
R. Jordan Smyth, Jr.

Portfolio Managers, Meehan Focus Fund

Past performance is not predictive of future performance.  The above presentation is unaudited.

	Annualized Total Return**
	One year	Five year	Ten Year
	Ending 10/31/15	Ending 10/31/15	Ending 10/31/15
Meehan Focus Fund	-0.43%	10.85%	6.54%
S&P 500 Total Return Index	5.20%	14.32%	7.84%
NASDAQ Composite Index	9.13%	15.04%	9.07%

*   The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index.  It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.  An index is not an investment product available for purchase.
**   Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES (unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table (“Hypothetical”) is based on hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may use this information to compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period* April 30, 2015 – October 31, 2015
Actual	$1,000.00	$951.10	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2015	Quantity	Fair Value
COMMON STOCKS (96.3%)
Consumer Discretionary (14.2%)
Johnson Controls, Inc	53,000	$2,394,540
Kohl’s Corp	30,000	1,383,600
Lowe's Companies Inc	50,000	3,691,500
Time Warner Inc	8,000	602,720
		8,072,360
Consumer Staples (1.7%)
Nestle SA Reg B - ADR	12,500	952,750

Energy (1.6%)
Exxon Mobil Corp	11,353	939,347

Financials (20.5%)
American Express Co	19,500	1,428,570
American Intl Group Inc New	35,000	2,207,100
*Berkshire Hathaway - Class B	20,750	2,822,415
BlackRock Inc	1,500	527,955
Capital One Financial	30,000	2,367,000
PNC Financial Services Group Inc	25,000	2,256,500
		11,609,540
Health Care (19.8%)
Anthem Inc	10,000	1,391,500
*Express Scripts Holding Co	30,000	2,591,400
Gilead Sciences Inc	21,000	2,270,730
Johnson & Johnson	7,000	707,210
Novartis AG - ADR	22,000	1,989,460
Sanofi - ADR	45,000	2,265,300
		11,215,600
Industrials (14.8%)
Chicago Bridge & Iron	35,000	1,570,450
Emerson Electric Co	19,500	920,985
General Electric Co	85,000	2,458,200
3M Co	8,000	1,257,680
United Parcel Service Inc - Class B	9,000	927,180
*United Rentals Inc	17,000	1,272,620
		8,407,115
Information Technology (18.6%)
*Alphabet Inc - Class C	2,003	1,423,752
*Alphabet Inc - Class A	1,600	1,179,824
Apple Inc	21,700	2,593,150
Automatic Data Processing, Inc	11,500	1,000,385
Cisco Systems Inc	50,000	1,442,500

Microsoft Corp	55,000	2,895,200
		10,534,811
Materials (5.1%)
Compass Minerals International Inc	12,000	974,880
Eastman Chemical Company	8,000	577,360
*Horsehead Holding Corp	100,000	284,000
Methanex Corp	26,090	1,041,774
		2,878,014

TOTAL COMMON STOCKS (COST: $34,622,160)		$54,609,537

EXCHANGE TRADED FUNDS (3.5%)
WisdomTree Europe Hedged Equity ETF (COST: $1,954,910)	32,500	$1,975,350

SHORT-TERM SECURITIES (0.3%)
^First Western Bank Collective Asset Fund 0.150% (COST: $144,219)	144,219	144,219

TOTAL INVESTMENTS (COST: $36,721,289) (100.1%)		$56,729,106
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(16,841)

NET ASSETS (100.0%)		$56,712,265

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of October 31, 2015
ADR – American Depository Receipts The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS
Investments in securities, at fair value (cost $36,721,289)(Note 1)	$56,729,106
Accrued dividends receivable	32,405
Accrued interest receivable	29
Total assets	$56,761,540

LIABILITIES
Dividends payable	$4,002
Due to advisor (Note 5)	45,273
Total liabilities	$49,275

NET ASSETS	$56,712,265

NET ASSETS ARE REPRESENTED BY:
Common stock (100,000,000 shares of $.0001 par value authorized)	$269
Additional capital paid-in	36,726,284
Accumulated net realized gain (loss) on investments	(62,366)
Accumulated undistributed net investment income	40,261
Unrealized appreciation (depreciation) on investments	20,007,817

NET ASSETS	$56,712,265

Shares outstanding	2,691,816

Net asset value per share*	$21.07

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2015

INVESTMENT INCOME
Interest	$1,809
Dividends (net of foreign withholding taxes of $30,137)	1,049,279
Total investment income	$1,051,088

EXPENSES
Investment advisory fees (Note 5)	$464,062
Service fees (Note 5)	116,016
Total expenses	$580,078

NET INVESTMENT INCOME	$471,010

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$(62,366)
Net change in unrealized appreciation (depreciation) of investments	(640,029)
Net realized and unrealized gain (loss) on investments	$(702,395)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(231,385)

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	10/31/15	10/31/14
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$471,010	$489,790
Net realized gain (loss) from investment transactions	(62,366)	2,510,462
Net change in unrealized appreciation (depreciation) on investments	(640,029)	2,442,422
Net increase (decrease) in net assets resulting from operations	$(231,385)	$5,442,674

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(470,430)	$(489,816)
Capital gains	(251,046)	(2,379,843)
Total distributions	$(721,476)	$(2,869,659)

CAPITAL SHARE TRANSACTIONS (Note 3)
Proceeds from sale of shares	$1,889,798	$3,226,675
Proceeds from reinvested dividends	716,288	2,864,181
Cost of shares redeemed	(2,119,579)	(2,491,020)
Net increase (decrease) in net assets resulting from capital share transactions	$486,507	$3,599,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(466,354)	$6,172,851
NET ASSETS, BEGINNING OF PERIOD	$57,178,619	$51,005,768
NET ASSETS, END OF PERIOD	$56,712,265	$57,178,619

Accumulated undistributed net investment income	$40,261	$39,681

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE, BEGINNING OF PERIOD	$21.43	$20.42	$16.41	$15.51	$14.86

Income (loss) from investment operations:
Net investment income	$0.17	$0.18	$0.21	$0.23	$0.17
Net realized and unrealized gain (loss) on investments	(0.26)	1.96	4.52	1.39	0.82
Total from investment operations	$(0.09)	$2.14	$4.73	$1.62	$0.99

Less Distributions:
Distributions from net investment income	$(0.18)	$(0.19)	$(0.22)	$(0.23)	$(0.14)
Dividends from net realized gains	(0.09)	(0.94)	(0.50)	(0.49)	(0.20)
Total distributions	$(0.27)	$(1.13)	$(0.72)	$(0.72)	$(0.34)

NET ASSET VALUE, END OF PERIOD	$21.07	$21.43	$20.42	$16.41	$15.51

Total Return*	(0.43%)	10.50%	29.01%	10.47%	6.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$56,712	$57,179	$51,006	$40,401	$37,461
Ratio of expenses to average net assets**	1.00%	1.00%	1.00%	1.01%	1.15%
Ratio of net investment income to average net assets	0.81%	0.89%	1.17%	1.39%	1.08%
Portfolio turnover rate	23.25%	22.86%	16.76%	23.26%	18.47%

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

** This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2015

1.            ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”).  The Company is registered as a no-load, open-end non-diversified management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”).  The Fund’s investment objective is long-term growth of capital.  The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks, including American Depositary Receipts and exchange-traded funds, listed on a securities exchange are valued at the last quoted sales price on the day of the valuation.  Price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Fund’s Board of Directors (“Board”).  Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value.  Investments in open end investment companies are valued at the closing net asset value on the day of valuation.  The Board will consider the following factors when fair valuing securities:  (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied, to date, with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2011.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax position for which it is

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2015

1.            ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-dividend date and paid at least annually.  Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.            FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2015

2.            FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2015.

	Level 1	Level 2	Level 3	Total
Common Stocks*	$54,609,537	$0	$0	$54,609,537
Exchange Traded Funds	1,975,350	0	0	1,975,350
Short-Term Securities	144,219	0	0	144,219
Total	$56,729,106	$0	$0	$56,729,106
* See Schedule of Investments to view Common Stocks segregated by sector.

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2015. The Fund did not hold any derivative instruments at any time during the fiscal year ended October 31, 2015. There were no transfers into or out of Level 1 or Level 2 during the fiscal year ended October 31, 2015. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.            CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014
Sold	87,250	151,882
Reinvestments	33,610	133,675
Redeemed	(97,298)	(114,637)
Net Increase	23,562	170,920

4.            INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended October 31, 2015, were as follows:

Purchases	$14,942,449
Sales	$13,161,558

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2015

5.            ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the year ended October 31, 2015, the Advisor received fees of $464,062.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund.  Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the year ended October 31, 2015, the Advisor received fees of $116,016

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC (“Services”) to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, and registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, other professional fees, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund currently has no intention of implementing the plan during the fiscal year ending October 31, 2016.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2015

6.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

At October 31, 2015 unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	$21,179,936
Depreciation	(1,172,119)
Net appreciation (depreciation) on investments	$20,007,817

At October 31, 2015, the cost of investments for federal income tax purposes was $36,721,289.

The tax character of distributions paid during the year ended October 31, 2015 and the year ended October 31, 2014 were as follows:
	2015	2014
Distributions from ordinary income	$470,430	$489,816
Distributions from capital gains	$251,046	$2,379,843

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$40,261
Accumulated capital losses Unrealized appreciation (depreciation) of securities	(62,366) 20,007,817
$19,985,712

As of October 31, 2015, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code of 1986 (the “Code”) and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the Code.

As of October 31, 2015, the Fund had short-term losses with an indefinite life of $62,366.

7.            FOREIGN SECURITIES
The Fund may invest up to 25% of its total assets in foreign securities.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2015

8.            NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

DIRECTORS AND OFFICERS as of October 31, 2015 (unaudited)

DIRECTORS Name, Age, and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Private consultant in the computer software industry (January 1, 1999 to present).  Member, Board of Directors Template Software, Inc. from 1997 to 1999. President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2015 (unaudited) – Continued

OFFICERS Name, Age, and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President, Treasurer & Chief Compliance Officer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Advisor during the 2015 fiscal year to all Directors totaled $10,000.  Directors serve for the lifetime of the Fund, or until they are removed or resign.  Officers are elected annually for one year terms.  The Fund’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanmutualfunds.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr., qualify as “interested persons” of the Fund as that term is defined by the 1940 Act, as amended.  Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund.  For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2015

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2015 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Mutual Funds, Inc. comprising Meehan Focus Fund (the “Fund”), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Meehan Focus Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 28, 2015

Registered with the Public Company Accounting Oversight Board.

Item 2.  Code of Ethics

As of the end of the fiscal period October 31, 2015, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer.  The Company has not made any amendments to its code of ethics during the covered period.  The Company has not granted any waivers from any provisions of the code of ethics during the covered period.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.  However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4.  Principal Accountant Fees and Services

(a)  Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Cohen Fund Audit Services, Ltd. (“Cohen”), for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $13,000 for the fiscal period ended October 31, 2014, and $13,000 for the fiscal period ended October 31, 2015.

(b)  Audit-Related Fees

The aggregate fees Cohen billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $0 for the fiscal period ended October 31, 2014 and $0 for the fiscal period ended October 31, 2015.  These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation.  The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2014 and $0 for the fiscal period ended October 31, 2015.

(c)  Tax Fees

The aggregate tax fees Cohen billed to the Company for tax compliance, tax advice, and tax planning services were $2,725 for the fiscal period ended October 31, 2014 and $2,700 for the fiscal period ended October 31, 2015.  The aggregate tax fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2014 and $0 for the fiscal period ended October 31, 2015.

(d)  All Other Fees

For the fiscal periods ended October 31, 2014 and October 31, 2015, the Company paid Cohen no other fees.  The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2014 and $0 for the fiscal period ended October 31, 2015.

(e)  The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company.  The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting.  The Audit Committee also is responsible for pre-approval  (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company.  The Company’s Audit Committee pre-approved all fees described above which Cohen billed to the Company.

(f)  Less than 50% of the hours billed by Cohen for auditing services to the Company for the fiscal period ended October 31, 2015, were for work performed by persons other than full-time, permanent employees of Cohen.

(g)  The aggregate non-audit fees billed by Cohen to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $2,725 for the fiscal period ended October 31, 2014 and $2,700 for the fiscal period ended October 31, 2015.

(h)  The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5.  Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6.  Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.  Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 29, 2015.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.  Exhibits

(a)(1)        Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)        The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)         Not applicable to the Company.

(b)             The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date: December 30, 2015

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.
Date: December 30, 2015

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date: December 30, 2015
/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer